UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2022

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292		23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

77 East King Street,	P. O. Box 250	Shippensburg,	Pennsylvania	17257
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(717)	532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 26, 2022, Orrstown Financial Services, Inc. (the “Company”) held its annual meeting of shareholders and values their feedback. The Board of Directors will carefully consider the voting results of the annual meeting and will continue to engage with our shareholders on these important issues.
The following is a record of the vote on each matter presented at the annual meeting.
(1) Elect five directors to Class B for three year terms expiring in 2025.
An average of 90% of the votes cast were voted for each of the five nominees for election to the Company’s Board of Directors.

Nominee	For	Withheld	Broker Non-Vote
Mark K. Keller	6,674,520	492,596	1,193,341
Meera R. Modi	6,691,335	475,781	1,193,341
Thomas R. Quinn, Jr.	6,711,193	455,923	1,193,341
Michael J. Rice	6,370,730	796,386	1,193,341
Glenn W. Snoke	5,915,585	1,251,531	1,193,341

(2) Approve the amendment to the 2011 Orrstown Financial Services, Inc. Stock Incentive Plan.
Approximately 90% of the votes cast for or against the proposal were voted to approve the amendment to the 2011 Orrstown Financial Services, Inc. Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
6,204,669	723,795	238,652	1,193,341

(3) Approve a non-binding advisory vote regarding the compensation paid to our Named Executive Officers (“Say-On-Pay”).
Approximately 89% of the votes cast for or against the proposal were voted to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
5,837,855	756,525	572,736	1,193,341

(4) Ratify the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Approximately 97% of the votes cast for or against the proposal were voted to ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company.

For	Against	Abstain
8,039,597	271,019	49,841
There were no broker non-votes on the ratification of the independent registered public accounting firm.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: April 27, 2022	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)